                                                                      EXHIBIT 99




CONTACTS:

     Michael N. Kilpatric    Steven K. Eck  Suzanne C. Shenk    Susan G. Gaffney
     News Media              News Media     Investor Relations  Investor Relations
     610-408-7294             610-408-7295        610-408-7290        610-408-7292
     mkilpatric@ikon.com     seck@ikon.com  sshenk@ikon.com     sgaffney@ikon.com

                        IKON OFFICE SOLUTIONS ANNOUNCES
                      FOURTH QUARTER AND FULL YEAR RESULTS

            Achieves Revised Earnings Target for the Fourth Quarter

                        Continues on Solid Growth Track


     Valley Forge, Pennsylvania--October 15, 1997--IKON Office Solutions (NYSE: IKN) today announced that earnings per share from continuing operations in the fourth quarter, ended September 30, 1997, were $0.35, excluding transformation costs. The results were 3 percent ahead of last year's fourth quarter, which posted earnings per share of $0.34, excluding transformation costs, and were within IKON's revised earnings expectations of $0.33 to $0.36 per share, excluding transformation costs, announced in mid-June.

     For the 1997 fiscal year's fourth quarter, revenues increased 24 percent to $1.4 billion, and income from continuing operations was $51.4 million, excluding transformation costs, up 3 percent from $50.0 million, excluding transformation costs, in the same period last year. Including approximately $28 million in transformation costs, net income for the fourth quarter in fiscal 1997 was $33.0 million and earnings per share were $0.21.

     "Our business strategy--to deliver customers total office technology solutions from copiers and printers to computer networks and document services-- continues on a solid growth track. Although 1997 was a difficult year of transition, our revenue growth continues to be
                                    - more -
strong, and we are making steady progress on our infrastructure transformation," said John E. Stuart, IKON's chairman and chief executive officer. "In particular, our newer outsourcing and technology services businesses continue their sound performance, and the United Kingdom, where we had some transformation difficulties earlier in the year, has improved and is poised for growth."

     The internal rate of revenue growth for the 1997 fourth quarter was 12 percent in North America, while the overall rate for the Company was 10 percent, reflecting the impact of the disruption to our operations in the United Kingdom.

     As part of its ongoing strategy, IKON acquired 25 companies during the fourth quarter for a total of 89 acquisitions for the 1997 fiscal year. The 89 acquisitions represent approximately $528 million in revenues from the acquired companies for the year preceding their purchase and include 28 systems integration companies, 27 outsourcing and imaging companies, and 34 office equipment companies. IKON continues to aggressively acquire systems integration and outsourcing/imaging capabilities in addition to expanding its traditional office equipment base.

     IKON also recently announced the introduction of the IKON Director Plus, the first open-architecture output management solution offered by a major distributor of office technology. The lead version of this new product can direct print jobs to any printer connected to any network that supports Microsoft NT Server version 4.0 print services. IKON Director Plus is the first in a series of products which will provide customers with cost-effective means of connecting computer networks with the output devices that support them.

Fiscal 1997 Results
-------------------

     For the 1997 fiscal year, revenues totaled $5.1 billion, a 25 percent increase over the same period last year. Excluding transformation costs and a one-time, first quarter charge for the early extinguishment of debt, income from continuing operations of fiscal 1997 was $204.9 million, a 15 percent increase over last year. Earnings per share, on the same basis, rose 12 percent to $1.38 from $1.23 in fiscal 1996.

                                    - more -

     Including transformation costs, the one-time charge, and discontinued operations, net income for fiscal 1997 was $130.4 million and earnings per share for the same period were $0.83. Discontinued operations represent Unisource Worldwide Inc. (UWW), which began operating as a separate public company on January 1, 1997.

1998 Outlook
------------

     IKON expects its transformation process to be substantially completed by the end of fiscal 1998. The transformation program includes a variety of activities designed to lower its administrative costs and improve margins.
These activities include consolidating purchasing, inventory control, logistics, and other activities into 13 customer service centers in the U.S., establishing a single financial processing center, building a common information technology system, adopting a common name, and creating sales and service marketplaces.

     Stuart said, "IKON expects to increase earnings per share, before transformation costs, by 20 percent in 1998 as we continue to drive transformation and implement our total solutions strategy. We remain committed to increasing shareholder value, and believe that our business strategy and transformation program will enable us to achieve that goal."

     IKON Office Solutions (www.ikon.com) is one of the world's leading office technology companies, providing customers with total office solutions from copier and printing systems, computer networking and print-on-demand services to copy center management, hardware and software product interfaces, and electronic
file conversion.   With fiscal 1997 revenues of more than $5 billion, IKON has operations in the U.S., Canada, Mexico, the United Kingdom, France, Germany and Denmark.

     This news release includes information which may constitute forward-looking statements made pursuant to the safe harbor provisions of the federal securities laws. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information is subject to risk and uncertainties such as those relating to managing an aggressive program to acquire and integrate new companies; conducting activities in a competitive environment; delays, difficulties, management transitions and employment issues associated with its transformation; and general economic conditions. Therefore, actual results may differ materially from the forward-looking statements.

                                     # # #

IKON Office Solutions, Inc.

FINANCIAL SUMMARY (in thousands, except earnings per share)


                                                                   Three Months Ended September 30
                                                                  --------------------------------
                                                                     1997        1996     % Change
                                                                   -------     -------     -------
Revenues
Net sales                                                         $  775,476  $  665,888      16.5%
Service and rentals                                                  554,882     408,630      35.8
Finance income                                                        63,475      50,190      26.5
                                                                   ---------   ---------
                                                                   1,393,833   1,124,708      23.9
                                                                   ---------   ---------

Costs and Expenses
Cost of goods sold                                                   509,783     437,785      16.4
Service and rental costs                                             266,638     190,820      39.7
Finance interest expense                                              28,933      19,970      44.9
Selling and administrative                                           487,344     382,865      27.3
Transformation costs                                                  28,414       9,492
                                                                   ---------   ---------
                                                                   1,321,112   1,040,932      26.9
                                                                   ---------   ---------

Operating income                                                      72,721      83,776     (13.2)
Interest expense                                                      15,558      11,237
                                                                   ---------   ---------
Income from continuing operations before taxes                        57,163      72,539     (21.2)
Taxes on income                                                       24,203      28,725     (15.7)
                                                                   ---------   ---------
Income from continuing operations                                     32,960      43,814     (24.8)
Discontinued operations                                                           11,131
Net income                                                            32,960      54,945
                                                                   ---------   ---------

Less preferred dividends                                               4,885       4,885
                                                                   ---------   ---------
Available to common shareholders                                    $ 28,075  $   50,060
                                                                   =========   =========

Earnings Per Share
Continuing operations                                                  $0.21       $0.30     (30.0)%

Discontinued operations                                                            $0.08
                                                                   ---------   ---------
                                                                       $0.21       $0.38
                                                                   =========   =========


Average Shares Outstanding                                           133,530     131,953       1.2%
                                                                   =========   =========


Continuing Operations Analysis:
      Gross profit %, net sales                                         34.3%       34.3%
      Gross profit %, service and rentals                               51.9%       53.3%
      Gross profit %, finance subsidiaries                              54.4%       60.2%
      Total gross profit %                                              42.3%       42.3%
      SG&A as a % of revenue                                            35.0%       34.0%
      Operating income % of revenue                                      5.2%        7.4%
      Oper inc. % of rev, excl trans costs                               7.3%        8.3%

IKON Office Solutions, Inc.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                    Fiscal Year Ended September 30
                                                     1997         1996      % Change
Revenues
Net sales                                          $2,841,561   $2,381,151      19.3 %
Service and rentals                                 2,063,186    1,560,915      32.2
Finance income                                        223,686      157,707      41.8
                                                    ---------    ---------
                                                    5,128,433    4,099,773      25.1

Costs and Expenses
Cost of goods sold                                  1,828,883    1,552,183      17.8
Service and rental costs                            1,007,060      743,110      35.5
Finance interest expense                               98,664       68,043      45.0
Selling and administrative                          1,806,352    1,404,958      28.6
Transformation costs                                  126,908       21,423
                                                    ---------    ---------
                                                    4,867,867    3,789,717      28.4
                                                    ---------    ---------

Operating income                                      260,566      310,056     (16.0)
Interest expense                                       47,453       37,179
                                                    ---------    ---------
Income from continuing operations before taxes
     and extraordinary loss                           213,113      272,877     (21.9)
Taxes on income                                        90,751      107,984     (16.0)
                                                    ---------    ---------
Income from continuing operations before
      extraordinary loss                              122,362      164,893     (25.8)
Discontinued operations                                20,151       45,848
                                                    ---------    ---------
Income before extraordinary loss                      142,513      210,741
Extraordinary loss from early extinguishment
      of debt, net of tax benefit                     (12,156)
                                                    ---------    ---------
Net income                                            130,357      210,741

Less preferred dividends                               19,540       22,319
                                                    ---------    ---------
Available to common shareholders                     $110,817   $  188,422
                                                    =========    =========


Earnings (Loss) Per Share
Continuing operations                              $     0.77   $     1.12     (31.3)%
Discontinued operations                            $     0.15   $     0.36
Extraordinary loss                                 $    (0.09)
                                                    ---------    ---------
                                                   $     0.83   $     1.48
                                                    =========    =========


Average Shares Outstanding                            134,373      127,649       5.3 %
                                                    =========    =========


Continuing Operations Analysis:
      Gross profit %, net sales                         35.6%  34.8%
      Gross profit %, service and rentals               51.2%  52.4%
      Gross profit %, finance subsidiaries              55.9%  56.9%
      Total gross profit %                              42.8%  42.4%
      SG&A as a % of revenue                            35.2%  34.3%
      Operating income % of revenue                      5.1%   7.6%
      Oper inc % of rev, excl trans costs                7.6%   8.1%

October 15, 1997

Attached are supplemental financial summaries of IKON Office Solutions for the fourth quarter of 1997 and the full fiscal year ending September 30, 1997, excluding the effect of transformation costs on operating income.

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.14) per share in the fourth quarter of fiscal 1997 and ($.04) in the fourth quarter of fiscal 1996.

IKON Office Solutions, Inc.

FINANCIAL SUMMARY (in thousands, except earnings per share)


                                                                   Three Months Ended September 30
                                                                  --------------------------------
                                                                     1997        1996     % Change
                                                                  --------     -------     -------
Revenues
Net sales                                                         $  775,476  $  665,888      16.5%
Service and rentals                                                  554,882     408,630      35.8
Finance income                                                        63,475      50,190      26.5
                                                                   ---------   ---------
                                                                   1,393,833   1,124,708      23.9

Costs and Expenses
Cost of goods sold                                                   509,783     437,785      16.4
Service and rental costs                                             266,638     190,820      39.7
Finance interest expense                                              28,933      19,970      44.9
Selling and administrative                                           487,344     382,865      27.3
                                                                   ---------   ---------
                                                                   1,292,698   1,031,440      25.3
                                                                   ---------   ---------

Operating income                                                     101,135      93,268       8.4
Interest expense                                                      15,558      11,237
                                                                   ---------   ---------
Income from continuing operations before taxes                        85,577      82,031       4.3
Taxes on income                                                       34,148      32,047       6.6
                                                                   ---------   ---------
Income from continuing operations                                     51,429      49,984       2.9
Discontinued operations                                                           11,131
                                                                   ---------   ---------
Net income                                                            51,429      61,115

Less preferred dividends                                               4,885       4,885
                                                                   ---------   ---------
Available to common shareholders                                    $ 46,544  $   56,230
                                                                   =========   =========

Earnings Per Share
Continuing operations                                                  $0.35       $0.34       2.9%
Discontinued operations                                                            $0.08
                                                                   ---------   ---------
                                                                       $0.35       $0.42
                                                                   =========   =========


Average Shares Outstanding                                           133,530     131,953       1.2%
                                                                   =========   =========


Continuing Operations Analysis:
      Gross profit %, net sales                                         34.3%       34.3%
      Gross profit %, service and rentals                               51.9%       53.3%
      Gross profit %, finance subsidiaries                              54.4%       60.2%
      Total gross profit %                                              42.3%       42.3%
      SG&A as a % of revenue                                            35.0%       34.0%
      Operating income % of revenue                                      7.3%        8.3%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.61) per share in fiscal 1997 and ($.11) in fiscal 1996.

IKON Office Solutions, Inc.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                    Fiscal Year Ended September 30
                                                  ---------------------------------
                                                     1997         1996      % Change
                                                   -------      -------     --------
Revenues
Net sales                                          $2,841,561   $2,381,151      19.3%
Service and rentals                                 2,063,186    1,560,915      32.2
Finance income                                        223,686      157,707      41.8
                                                    ---------    ---------
                                                    5,128,433    4,099,773      25.1

Costs and Expenses
Cost of goods sold                                  1,828,883    1,552,183      17.8
Service and rental costs                            1,007,060      743,110      35.5
Finance interest expense                               98,664       68,043      45.0
Selling and administrative                          1,806,352    1,404,958      28.6
                                                    ---------    ---------
                                                    4,740,959    3,768,294      25.8
                                                    ---------    ---------

Operating income                                      387,474      331,479      16.9
Interest expense                                       47,453       37,179
                                                    ---------    ---------
Income from continuing operations before taxes
     and extraordinary loss                           340,021      294,300      15.5
Taxes on income                                       135,169      115,483      17.0
                                                    ---------    ---------
Income from continuing operations before
      extraordinary loss                              204,852      178,817      14.6
Discontinued operations                                20,151       45,848
                                                    ---------    ---------
Income before extraordinary loss                      225,003      224,665
Extraordinary loss from early extinguishment
      of debt, net of tax benefit                     (12,156)
                                                    ---------    ---------
Net income                                            212,847      224,665

Less preferred dividends                               19,540       22,319
                                                    ---------    ---------
Available to common shareholders                     $193,307   $  202,346
                                                    =========    =========


Earnings (Loss) Per Share
Continuing operations                              $     1.38   $     1.23      12.2%
Discontinued operations                            $     0.15   $     0.36
Extraordinary loss                                 $    (0.09)
                                                    ---------    ---------
                                                   $     1.44   $     1.59
                                                    =========    =========


Average Shares Outstanding                            134,373      127,649       5.3%
                                                    =========    =========


Continuing Operations Analysis:
      Gross profit %, net sales                          35.6%        34.8%
      Gross profit %, service and rentals                51.2%        52.4%
      Gross profit %, finance subsidiaries               55.9%        56.9%
      Total gross profit %                               42.8%        42.4%
      SG&A as a % of revenue                             35.2%        34.3%
      Operating income % of revenue                       7.6%         8.1%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.